UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):                                                                                                                                                                    May 25, 2017

BANCORP OF NEW JERSEY, INC.

(Exact Name of Issuer as Specified in Charter)

NEW JERSEY (State or Other Jurisdiction of Incorporation or Organization)	001-34089 (Commission File Number)	20-8444387 (I.R.S. Employer Identification Number)

1365 PALISADE AVENUE
FORT LEE, NEW JERSEY 07024

(Address of Principal Executive Offices)

(201) 944-8600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

The 2017 annual meeting of shareholders of Bancorp of New Jersey, Inc. (the “Company”) was held on May 25, 2017.  At the annual meeting, the shareholders of the Company voted to (i) elect four directors to the Company’s board of directors, each to serve until the 2020 annual meeting of shareholders and until his or her successor is duly elected and qualified; (ii) approve an Amendment to the Company’s Certificate of Incorporation to provide for 2,500,000 shares of series preferred stock, the terms, conditions and designations of which may be set by the Board of Directors at the time of issuance; and (iii) ratify the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

The names of each director elected at the annual meeting, as well as the number of votes cast for or withheld and the number of broker non-votes as to each director nominee, are as follows:

Name	For	Withheld	Broker Non-Votes
Joel P. Paritz	2,762,086	53,283	2,033,312
Christopher M. Shaari	2,568,943	246,426	2,033,312
Anthony Siniscalchi	2,769,086	46,283	2,033,312
Mark Sokolich	2,741,619	73,751	2,033,312

As to the proposal to approve an Amendment to the Company’s Certificate of Incorporation to provide for 2,500,000 shares of series preferred stock (the terms, conditions and designations of which may be set by the Board of Directors at the time of issuance), the number of votes cast for and against, as well as the number of abstentions and broker non-vote is as follows:

For	Against	Abstain	Broker Non-Votes
2,443,136	325,029	47,204	2,033,312

As to the vote to ratify the appointment of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017, the number of votes cast for and against, as well as the number of abstentions and broker non-votes is as follows:

For	Against	Abstain	Broker Non-Votes
4,784,880	38,932	24,869	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORP OF NEW JERSEY, INC.

Date: May 31, 2017	By:	/s/ Nancy E. Graves
	Name:	Nancy E. Graves
	Title:	President and CEO